Conseco’s Long-Term Care Business: A Primer

September 2007

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v)
performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix)
our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Provide benefits for care provided in a long-term care facility or assisted living facility (but not a hospital), care received in one’s home (“home health care”), or both

Premiums are generally determined based on the age of the insured at issuance and are not scheduled to increase as insured ages

Cannot be canceled, but are subject to certain conditions (regulatory approval and adverse morbidity experience), premium rates may be increased
(guaranteed renewable)

Policies that include coverage for long-term care facilities provide benefits for confinement to licensed nursing facilities, and in some cases, assisted living facilities

May be subject to a waiting period (such as 90 days) and a limit of covered benefits (for a specified period, such as two years, or amount, such as
$200,000)

A refresher on the typical features of

long-term care policies

Eligibility for benefits generally requires that the insured need assistance with at least two activities of daily living or have cognitive impairment that makes it unsafe for the insured to live unsupervised.  Alternatively, eligibility under many older policies may be based on a physician’s determination that care is medically necessary.

Benefits are generally paid on an expense-incurred basis, subject to a daily maximum

Benefits are paid for as long as insured remains eligible, or until the policy’s maximum benefit period or maximum benefit amount has been reached

Most policies include a waiver-of-premium benefit that waives the premium payable for the duration of the claim once the insured has received benefits, generally subject to a waiting period

Many policies include a restoration-of-benefit feature that permits policy benefits to be replenished after the insured has recovered and has been independent for a specified period

Some policies include an inflation feature, generally purchased as a rider to the base policy, which is intended to allow the benefit amounts purchased to keep pace with the rising cost of care

More details on benefits provided

under long-term care policies

Premiums are recognized as revenue when due

Incurred claims are expected to be small in the early policy years and grow as policies age

A substantial part of premiums collected are required to fund benefits payable in future periods and become part of the active life reserves

Active life reserves essentially hold back a portion of premiums that would otherwise be reported as profits

Active life reserves grow over the early years of a block of policies, when morbidity is low, and are released in the later years when morbidity is high

The interest income earned on the assets supporting the reserves is an important factor in measuring the profitability of long-duration products

If the assumptions used to determine active life reserves are correct, the increase in claim cost will be offset by a comparable reduction in active life reserves, plus investment income on the reserves

The life cycle of a block of

long-term care policies

Incurred claims are very low in the early years of a policy

As policies age, the incurred claims ratio will increase, eventually exceeding 100%

Long-term care business life cycle:

Incurred claim ratios

Incurred Claim Ratio (Incurred Claims / Premium)

-150.0%

-100.0%

-50.0%

0.0%

50.0%

100.0%

150.0%

200.0%

250.0%

300.0%

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

Policy Year

Change in Active Life Reserve / Premium
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
% of Premium
Policy Year

A substantial part of the premium collected in early years is held back as active life reserves to fund the claims that will be incurred in the future

Eventually, active life reserves begin to be released (Year 18 in this example). Such release will offset a portion of the claims incurred, as shown in the next slide.

Long-term care business life cycle:

Change in active life reserve

Benefit Ratio ((Incurred Claims + Change in Active Life Reserve) / Premium)
% of Premium
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Policy Year

When incurred claims and the change in active life reserves are combined, the increase over time is less severe

However, the benefit ratio will increase over time, eventually exceeding 100%

This increase is substantially offset by investment income, as shown in the next slide

Long-term care business life cycle:

Total benefits incurred

Investment Income / Premium
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
% of Premium
4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Policy Year

Investment income is earned on the assets supporting the reserves

Such income becomes an increasingly important component of revenue over time

Long-term care business life cycle:

Investment income

Interest-adjusted Benefit Ratio:
(Total Benefits - Investment Income) / Premium
% of Premium
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Policy Year

The interest-adjusted benefit ratio, which includes the change in active life reserves and investment income, is expected to be level over time

Long-term care business life cycle:

Interest-adjusted benefit ratio

Benefits are expected to increase over time as the insured ages, and actual profitability is sensitive to experience relating to several assumptions made in pricing. All LTC business, including ours, has experienced unfavorable development related to some of the following assumptions:

Incidence of claim – In some cases, more policyholders have received benefits than assumed in pricing, in part due to people living longer

Duration of claim – In some cases, benefits are being provided for longer periods than assumed in pricing, often because policyholders are living longer while receiving care

Persistency – In some cases, policyholders are not allowing their policies to lapse as frequently as assumed in pricing. This results in higher-than-expected claims in later policy years

Medical inflation – The cost of care has risen faster than expected

Interest rates – Many products were priced in times with higher interest rates

As experience deteriorates, original expected profit margins decrease

Rate increases may be necessary to return the business to profitability (or, in some cases, break even)

This change in experience has most materially affected the performance of the Other Business in
Run-off segment, as shown in the next slide

Changes in interest rates can also have an impact on earnings. However, interest rate changes have not been a significant factor for our block in recent periods

Long-term care policies are subject

to changing experience

Q2 2006
$4.4
Q3 2006
-$13.0
Q4 2006
-$57.3
Q1 2007
-$30.9
Q2 2007
-$133.2

Segment
performance

Other Business in Run-off

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Recent experience from this block reflects
significant increases to reserves related to prior-
period claim development

For example, the experience in Q2 2007 reflects
$118 million of increases to prior-period incurred
claim estimates

Such amount includes $110 million of strengthening
adjustments to claim reserve methods and
assumptions

The next several slides summarize how long-term
care reserves are determined

PTOI-Trailing 4 Quarters:                $62.7               $33.3             ($41.9)          ($96.8)      ($234.4)

Revenues-Quarterly:                         $126.8             $128.1            $127.9           $126.6          $125.8

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $528.1           $519.6           $516.5            $509.4          $508.4

($ millions)

Collected Premiums-Quarterly:    $82.4             $80.4              $76.6               $81.2               $76.2

There are two components of policyholder liabilities:

Active life reserves – Reserve for future policyholder benefits not yet incurred (calculated as the present value of future benefits, less future net premiums)

Claim reserves – Liability for all future payments for any claim incurred as of the valuation date, as well as payments due on valuation date (calculated as the present value of future payments on known claims, plus a provision for amounts due, plus a provision for unknown claims, referred to as incurred but not reported claims or
“IBNR”)

A refresher on how long-term care

reserves are determined

Balance Sheet

detail

Active life reserves account for the largest component of total reserves, but have not been responsible for recent volatility

Reserve increases in the last four quarters have related to claim reserves

Q2 2007 claim reserve reflects expectation of continued adverse claim development

The claim reserve increase in Q2 2007 reflects $110 million of strengthening adjustments to claim reserve methods and assumptions

Insurance acquisition cost balance is 5% of net liability and is declining rapidly

Balance remains recoverable under best-estimate assumptions

Other Business in Run-off

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q2 2006

$2,413.3

731.4

(181.8)

$2,962.9

-

Q3 2006

$2,413.6

734.8

(176.2)

$2,972.2

0.3%

Q4 2006

$2,412.7

801.2

(170.9)

$3,043.0

2.4%

Q1 2007

$2,412.3

816.5

(165.2)

$3,063.6

0.7%

Q2 2007

$2,409.1

940.4

(159.5)

$3,190.0

4.1%

These reserves are calculated using assumptions estimated in the year a policy is issued (or, for business in force as of August 31, 2003 – the “fresh-start date” – the assumptions developed on that date)

Assumptions include estimates for persistency, claim costs, morbidity, interest rates, expenses and premium rate increases

Once these assumptions are established, we are required under SFAS 60 to continue to use them unless our assessment of reserve adequacy indicates that the net liability plus future premiums are not adequate to cover future benefits and expenses; or when our premium rate increases deviate materially from original assumptions

Our assessment of reserve adequacy is based on our most recent assumptions for persistency, morbidity, interest rates, expenses and premium rate increases, all or any of which may be different than the assumptions utilized in establishing our active life reserves. If premiums plus net liabilities
(active life reserves plus claims reserves less insurance intangibles) were determined to be inadequate to fund future benefits and expenses, we would be required to write off all or a portion of our insurance acquisition costs

When premium rate increases deviate materially from original assumptions, reserve assumptions are updated using a prospective method, whereby the impact is graded in over time

Active life reserves

These reserves are for benefits to be paid in the future for our current claims (both reported and incurred but not reported claims). These reserves are determined using assumptions based on our current best estimate

The significant assumptions utilized in establishing claim reserves include expectations about the duration, cost of care being reimbursed, the interest rate used to discount the claim reserves, claims that have been incurred but not yet reported, claims that have been closed but are expected to reopen, and assumptions about which claims that are currently in their eligibility review stage will eventually become claims that have payments associated with them

We review “verified claim reserves” to determine the accuracy of past estimates, as described on the following page

Claim reserves

“Verified basis” normalizes all periods for the impact of claim reserve deficiencies

Expected incurred losses are paid out over subsequent periods

At each reporting date, the incurred claims estimate for a particular period is restated
or “verified” as the total payments to date, plus the current estimate of the claim reserve for future payments (for claims incurred in that period)

Validation of claims incurred

during a period

The experience related to the run-off block has been very volatile. Most of this business was written by certain subsidiaries prior to their acquisition by Conseco in 1996 and 1997.

Verified incurred

development*

Other Business in Run-off

Developed

Deficiencies

in Periods

Prior to

Q2 07

Q1 07

2006

2005

2004

2004

Reported Claims

221.5

119.7

433.4

396.0

370.8

Prior Period Development

(108.5)

(34.9)

(71.9)

(58.7)

(44.1)

Verified Claims as of Reporting Date

113.0

84.8

361.5

337.3

326.7

Developed through:

12/31/2004

326.7

44.1

12/31/2005

337.3

326.1

103.5

12/31/2006

361.5

365.0

337.6

136.1

3/31/2007

84.8

375.5

368.8

344.1

146.7

6/30/2007

113.0

104.2

418.1

388.9

356.2

160.9

Reporting Periods

Verified Claims

*Excludes waiver-of-premium and return-of-premium benefits.

The experience related to the Bankers Life long-term care block has not been as volatile as the run-off block. This business was written through our career agency distribution channel.

Verified incurred

development

Bankers Life LTC

Developed

Deficiencies

in Periods

Prior to

Q2 07

Q1 07

2006

2005

2004

2004

Reported Claims

108.0

104.2

398.3

341.2

294.1

Prior Period Development

-

3.3

(0.5)

(4.3)

(1.0)

Verified Claims as of Reporting Date

108.0

107.5

397.8

336.9

293.1

Developed through:

12/31/2004

293.1

1.0

12/31/2005

336.9

296.6

1.8

12/31/2006

397.8

334.0

295.3

6.5

3/31/2007

107.5

394.8

333.0

295.8

6.7

6/30/2007

108.0

107.7

389.7

334.9

297.5

8.0

Reporting Periods

Verified Claims

Our Q2 2007 reported earnings were affected by prior-period claim reserve development.
Verified basis earnings normalizes the impact of prior-period deficiencies.

Q2 2007 earnings

Other Business in Run-off

($ millions)

As

Verified

Q2 2006

Reported

Basis

Insurance policy income

82.1

$

78.1

$

78.1

$

Net investment income

44.6

47.6

47.6

Fee revenue and other income

0.1

0.1

0.1

     Total revenues

126.8

125.8

125.8

Insurance policy benefits

96.9

231.6

113.3

Amortization related to operations

3.5

5.8

5.8

Other operating costs and expenses

22.0

21.6

21.6

     Total benefits and expenses

122.4

259.0

140.7

     Income (loss) before net realized investment gains (losses)

       and income taxes

4.4

$

(133.2)

$

(14.9)

$

Q2 2007

20

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. See Appendix for a reconciliation of the non-GAAP measure to the corresponding GAAP measure.

Q2 2006
$96.9
Q3 2006
$113.4
Q4 2006
$162.7
Q1 2007
$130.0
Q2 2007
$231.6

Benefit detail

Incurred claims in all periods reflect
volatility due to development of out-of-
period incurred claim estimates

Includes reserve strengthening adjustments
of $110 million in Q2 2007

Increase (decrease) in active life
reserves varies with persistency; Q2
2006 included $9.4 million release of
redundant reserves

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Increase (Decrease) in Reserves for Future Benefits        $(20.4)         $(0.1)            $(1.3)                $3.3              $(3.3)

Verified Basis Incurred Claims                                                            $116.5               $119.6          $124.5           $114.4         $116.6

Other Business in Run-off

Total Benefits

($ millions)

$234.9

$126.7

$164.0

$113.5

$117.3

Incurred Claims

Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%
Q2 2007
236.7%

Interest-adjusted

benefit ratio*

Verified basis normalizes all periods for
impact of claim reserve deficiencies

Prior-period deficiencies increased benefit
ratio by 152 percentage points in Q2 2007

Q2 2006 benefit reserve adjustment
reduced benefit ratio by 11 percentage
points

Trailing 4 Quarter Avg.:                                     52.1%                  60.1%           83.2%             99.0%      141.0%

Qtrly. non-int. adjusted:                                      118.0%           136.0%         198.2%          163.5%    296.7%

Other Business in Run-off

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     116.9%        143.5%       147.6%          148.1%     145.1%

Claimant count estimates remain around 12,000, with paid claims near $100 million (before inventory adjustments)

Claim counts and

claims paid

Other Business in Run-off

23

Q2 05

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Claims Paid ($ mils.)

95.4

$

107.4

$

83.1

$

90.4

$

101.2

$

96.1

$

81.6

$

102.0

$

96.8

$

Claimant Counts

12,240

12,449

12,290

11,805

12,536

12,288

12,048

11,870

12,424

Our termination rates have exceeded expectations in recent periods due to rate increases.
However, we expect lower termination rates in future periods due to the large level of non-
forfeiture elections that will be applicable. On the other hand, mortality, which currently accounts for approximately half of the terminations, is expected to increase as the block continues to age.

LTC persistency

Other Business in Run-off

24

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Policy Counts

202,804

201,649

197,585

194,080

190,134

187,123

183,655

179,952

Annualized Termination Rates

10.7%

2.3%

7.8%

6.9%

7.9%

6.2%

7.2%

7.8%

Summary

Significant steps to reduce claims reserve volatility

Continued progress in business turnaround

$40 million – better claims management

Premium re-rates

$35 million (Round 1)

$22 million (Round 2)

We believe we will return the “Other Business in Run-off”
block to profitability in 2008

Other Business in Run-off

Questions and Answers

Appendix

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-
GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q2 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net loss applicable to common stock.

Q2 2006

Q2 2007

Bankers Life

$63.7

$65.5

Conseco Insurance Group

64.7

43.8

Colonial Penn

6.5

6.7

Other Business in Run-Off

4.4

(133.2)

Corporate operations, excluding interest expense

(5.0)

(8.0)

    EBIT, excluding costs related to the proposed litigation settlement

134.3

(25.2)

    Costs related to the proposed litigation settlement

(157.0)

(35.0)

      Total EBIT*

(22.7)

(60.2)

Corporate interest expense

(12.0)

(16.9)

    Loss before net realized investment losses and taxes

(34.7)

(77.1)

Tax benefit

12.5

27.3

    Net loss before net realized investment losses

(22.2)

(49.8)

Preferred stock dividends

9.5

4.6

    Net operating loss

(31.7)

(54.4)

Net realized investment losses, net of related amortization and taxes

(0.1)

(10.1)

    Net loss applicable to common stock

($31.8)

($64.5)

29

($ millions)